Exhibit 10.2	EXECUTION COPY
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

AMENDMENT NO. 1, dated as of February 24, 2011 (this “Agreement”), to the Second Amended and Restated Note Purchase and Private Shelf Agreement dated as of November 25, 2008 (as amended, restated or otherwise modified from time to time, the “Shelf Agreement”), among KINRO, INC., an Ohio corporation (“Kinro”), LIPPERT COMPONENTS, INC., a Delaware corporation (“Lippert Components”; and together with Kinro, collectively, the “Co-Issuers”), DREW INDUSTRIES INCORPORATED, a Delaware corporation (the “Parent”, and together with the Co-Issuers, collectively, the “Obligors”), the other Credit Parties (as defined in the Shelf Agreement) party hereto, and PRUDENTIAL INVESTMENT MANAGEMENT, INC. (“Prudential”).

RECITALS:

A.
Pursuant to the Shelf Agreement, the Co-Issuers authorized the issuance and sale from time to time (within limits prescribed by Prudential under the Shelf Agreement) of their joint and several (i) fixed interest rate senior promissory notes in the maximum aggregate principal amount of up to $125,000,000, and (ii) floating interest rate senior promissory notes in the maximum aggregate principal amount set forth in the Shelf Agreement (collectively, all of the notes that have been issued under the Shelf Agreement shall be referred to herein as the “Notes”).

B.	There are no Notes currently outstanding.

C.	The Co-Issuers have requested certain amendments to the Shelf Agreement and, subject to the terms and conditions of this Agreement, Prudential has agreed to such amendments.

AGREEMENT:

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

Except as otherwise defined in this Agreement, capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Shelf Agreement.

2.	AMENDMENTS.

Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Shelf Agreement is hereby amended, as of the Effective Date, in the manner specified in Exhibit A to this Agreement (the “Amendments”) and made a part hereof.

3.	WARRANTIES AND REPRESENTATIONS OF THE CO-ISSUERS.

To induce Prudential to enter into this Agreement, and to consent to the Amendments, each of the Co-Issuers warrants and represents to Prudential that:

3.1           Organization; Power and Authority.

Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be licensed or qualified would not reasonably be expected to have a Material Adverse Effect.  Each Obligor has the necessary corporate power and authority to execute and deliver this Agreement and to perform the provisions hereof.

3.2           Authorization, etc.

This Agreement has been duly authorized by all necessary corporate action on the part of the Obligors, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3           No Defaults.

No Default or Event of Default has occurred and is continuing, either before or after giving effect to the Amendments.

3.4           Governmental Authorizations, Etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by any Obligor in connection with the execution, delivery or performance by such Obligor of this Agreement.

3.5           Effect of Amendments.

The Shelf Agreement as hereby amended shall continue in full force and effect.

3.6           Consents.

The Obligors have obtained any and all necessary consents to this Agreement under the Bank Credit Agreement.

3.7           New Subsidiary Guarantors.

The following is a complete list of the Persons that have become Subsidiaries of the Parent since the date of the Shelf Agreement (each a “New Subsidiary Guarantor”, and collectively, the “New Subsidiary Guarantors”), each of which is becoming an additional Credit Party and the equity interests in which are being pledged to the Collateral Agent, all pursuant to the appropriate documentation, as of the date hereof: KM Realty, LLC, an Indiana limited liability company, and KM Realty II, LLC, an Indiana limited liability company.

3.8           Trailair, Inc.

Trailair, Inc., a Missouri corporation and wholly-owned subsidiary of Lippert Components (“Trailair”), is in the process of being dissolved and has no assets or liabilities.

3.9           Pledgors.

Each Person that is a pledgor under the Pledge Agreement (as defined in the Bank Credit Agreement) is a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement.

3.10           Credit Parties.

Each Borrower (as defined in the Bank Agreement) or Guarantor (as defined in the Bank Agreement) is a Credit Party.

4.	CONDITIONS PRECEDENT.

The Amendments shall become effective as of December 15, 2010 (the “Effective Date”) upon the satisfaction of the following conditions precedent:

4.1           Execution and Delivery of this Agreement.

All parties hereto shall have executed and delivered a counterpart of this Agreement.

4.2           Consent to this Agreement.

The Required Lenders shall have executed and delivered to Prudential a written consent to this Agreement, in form and substance satisfactory to Prudential.

4.3           Bank Credit Agreement Amendment.

Prudential shall have received a fully executed copy of an amendment to the Bank Credit Agreement in form and substance satisfactory to Prudential (the “Bank Amendment”).

4.4           Subsidiary Joinder to Subsidiary Guarantee Agreement.

Prudential shall have received a fully executed Subsidiary Joinder to Subsidiary Guarantee Agreement from each of the New Subsidiary Guarantors, dated the date hereof, in form and substance satisfactory to Prudential.

4.5           Supplement to Pledge and Security Agreement.

Prudential shall have received a fully executed Supplement to Pledge and Security Agreement, dated the date hereof, from Kinro Manufacturing, Inc., a Delaware corporation (“Kinro Manufacturing”), in favor of the Security Trustee, in form and substance satisfactory to Prudential.

4.6           Consent, Waiver and Recognition Agreement.

Prudential shall have received a fully executed Consent, Waiver and Recognition Agreement (LLC) from each of the New Subsidiary Guarantors, dated the date hereof, by and between such New Subsidiary Guarantor and Kinro Manufacturing in favor of the Security Trustee, in form and substance satisfactory to Prudential.

4.7           Supplement to Subordination Agreement.

Prudential shall have received a fully executed Supplement to Subordination Agreement from each of the New Subsidiary Guarantors, dated the date hereof, by and between such New Subsidiary Guarantor and Prudential, in form and substance satisfactory to Prudential.

4.8           Confirmation, Reaffirmation and Amendment Documents.

Prudential shall have received the following documents, each duly executed and delivered by the part or parties thereto and in form and substance satisfactory to Prudential:

(a)           Confirmation, Reaffirmation and Amendment of Parent GuaranteeAgreement, dated as of the date hereof, executed by the Parent and Prudential;

(b)           Confirmation, Reaffirmation and Amendment of Subsidiary GuaranteeAgreement, dated as of the date hereof, executed by each of the Subsidiary Guarantorsand Prudential;

(c)           Confirmation, Reaffirmation and Amendment of SubordinationAgreement, dated as of the date hereof, by and among the Credit Parties and Prudential;and

(d)           Confirmation, Reaffirmation and Amendment of Pledge and SecurityAgreement, dated as of the date hereof, executed by the Obligors and the SubsidiaryGuarantors (other than any Subsidiary Guarantors that are limited liability companies or limited partnerships) in favor of the Security Trustee.

4.9           UCC-1 Financing Statement for Kinro Manufacturing.

Prudential shall have received a copy of a filed UCC-1 financing statement for Kinro Manufacturing with the appropriate secretary of state, naming the Security Trustee as secured party for the benefit of the holders from time to time of the Notes.

4.10           Costs and Expenses.

The Co-Issuers shall have paid all costs and reasonable expenses of Prudential relating to this Agreement due on the execution date hereof in accordance with Section 7.7 hereof (including, without limitation, any reasonable attorney’s fees and disbursements).

4.11           Representations and Warranties.

The representations and warranties set forth in Section 3 hereof shall be true and correct.

4.12           Proceedings Satisfactory.

Prudential and its special counsel shall have received copies of such documents and papers (whether or not specifically referred to above in this Section 4) as they may have reasonably requested prior to such date and such documents shall be in form and substance satisfactory to them.

5.	COVENANTS.

5.1           Trailair, Inc.

The Co-Issuers covenant that no later than May 25, 2011, they will deliver to Prudential documents evidencing the dissolution of Trailair, in form and substance satisfactory to Prudential.

5.2           Amendment to Intercreditor Agreement.

The Co-Issuers covenant that no later than March 28, 2011, they will deliver to Prudential a duly executed amendment to the Intercreditor Agreement, by and among the Bank Lenders, JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Bank Lenders and as Collateral Agent, Prudential, each of the holders from time to time of the Notes and the Security Trustee, in form and substance satisfactory to Prudential.

5.3           Additional UCC-1 Financing Statements.

The Co-Issuers covenant that no later than March 28, 2011, they will deliver to Prudential copies of filed UCC-1 financing statements for each of the Parent, Lippert Components, Kinro Holding, Inc., Lippert Tire & Axle, Inc., Lippert Tire & Axle Holding, Inc., and Lippert Holding, Inc., with the appropriate secretary of state, naming the Security Trustee as secured party for the benefit of the holders from time to time of the Notes.

6.	CONSENT.

6.1           Consent to Bank Amendment.

Pursuant to paragraph 6O of the Shelf Agreement and Section 10(a) of the Intercreditor Agreement, the Obligors and their respective Subsidiaries, the Administrative Agent (as defined in the Intercreditor Agreement), the Collateral Agent and the Lenders are all prohibited from amending the Bank Credit Agreement in any material respect without the prior written consent of the Required Holders.  The Required Holders hereby consent to the Bank Amendment.

6.2           Limitation of Consent.

The consent set forth in Section 6.1 above is limited to the express terms hereof.  It shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Obligors may rely in the future, and each Obligor hereby expressly waives any claim to such effect.

7.	MISCELLANEOUS.

7.1           Effect of Amendments.

Except as expressly provided herein, (a) no terms or provisions of any agreement are modified or changed by this Agreement, (b) the terms of this Agreement shall not operate as a waiver by Prudential of, or otherwise prejudice Prudential’s rights, remedies or powers under, the Shelf Agreement or any other Transaction Document, or under any applicable law and (c) the terms and provisions of the Shelf Agreement and the other Transaction Documents shall continue in full force and effect.

7.2           Default Under This Agreement.

It shall be an immediate Event of Default under the Shelf Agreement if the Co-Issuers shall fail to comply with any of the covenants in Section 5 herein, or if any representation or warranty by the Co-Issuers herein is materially incomplete, incorrect, or misleading as of the date hereof.

7.3           Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

7.4           Section Headings, etc.

The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof.  The words “herein,” “hereof,” “hereunder,” and “hereto” refer to this Agreement as a whole and not to any particular Section or other subdivision.

7.5           Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

7.6           Waivers and Amendments.

Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

7.7           Costs and Expenses.

Whether or not the Amendments become effective, the Co-Issuers confirm their obligations under paragraph 13B of the Shelf Agreement and agree that, on the execution date hereof (or if an invoice is delivered subsequent to such date or if the Amendments do not become effective, promptly and in any event within 10 days of receiving any statement or invoice therefor), the Co-Issuers will pay all out-of-pocket fees, costs and expenses reasonably incurred by Prudential relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of Bingham McCutchen LLP, special counsel to Prudential, presented to the Co-Issuers on or before the execution date hereof.  The Co-Issuers will also promptly pay (in any event within 10 days), upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of special counsel to Prudential rendered after the execution date hereof in connection with this Agreement.

7.8           Execution in Counterpart.

This Agreement may be executed in any number of counterparts (including those transmitted by electronic transmission (including, without limitation, facsimile and e-mail)), all of which taken together shall constitute one and the same agreement.  Delivery of an executed signature page by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart hereof.

7.9           Entire Agreement.

This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

7.10           Credit Party Ratification.

Each Credit Party hereby confirms, ratifies and agrees that the Transaction Documents executed by it and/or its predecessors continue to be valid and enforceable against it in accordance with their respective terms as of the date hereof.

[Remainder of page intentionally left blank.  Next page is signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

KINRO, INC. LIPPERT COMPONENTS, INC.

By:	/s/
Name
Title

DREW INDUSTRIES INCORPORATED

By:	/s/
Name
Title

COIL CLIP, INC. KINRO MANUFACTURING, INC. LD REALTY, INC. LIPPERT COMPONENTS MANUFACTURING, INC. LIPPERT TIRE & AXLE, INC. LTM MANUFACTURING, L.L.C. ZIEMAN MANUFACTURING COMPANY TRAILAIR, INC.

By:	/s/
Name
Title

KINRO HOLDING, INC. LIPPERT HOLDING, INC. LIPPERT TIRE & AXLE HOLDING, INC.

By:	/s/
Name
Title

[Signature Page to Amendment No. 1 to
Second Amended and Restated Note Purchase and Private Shelf Agreement]

BBD REALTY TEXAS LIMITED PARTNERSHIP KINRO TENNESSEE LIMITED PARTNERSHIP KINRO TEXAS LIMITED PARTNERSHIP
By:	Kinro Manufacturing, Inc., general partner of each of the above

By:	/s/
Name
Title

LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP
By:	Lippert Components Manufacturing, Inc., general partner of each of the above

By:	/s/
Name
Title

KM REALTY, LLC KM REALTY II, LLC

By:	/s/
Name
Title

[Signature Page to Amendment No. 1 to
Second Amended and Restated Note Purchase and Private Shelf Agreement]

The foregoing is hereby agreed to as of the date first above written.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to
Second Amended and Restated Note Purchase and Private Shelf Agreement]

EXHIBIT A

AMENDMENTS TO
SHELF AGREEMENT

1.	The Shelf Agreement is hereby amended by deleting the reference on the cover page to “$125,000,000” and inserting “$150,000,000” in lieu thereof.

2.	Paragraph 1D of the Shelf Agreement is hereby amended by deleting the reference to “$125,000,000” and inserting “$150,000,000” in lieu thereof.

3.	Paragraph 2A of the Shelf Agreement is hereby amended by deleting the reference to “$125,000,000” and inserting “$150,000,000” in lieu thereof.

4.	Paragraph 2B of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“2B.           Issuance Period.  Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) February 24, 2014 and (ii) the thirtieth day after Prudential shall have given to the Co-Issuers, or the Co-Issuers shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day).  The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.”

5.	Paragraph 5K of the Shelf Agreement is hereby amended by adding the following sentence to the end thereof:

“To the extent not covered above, (i) if any Credit Party is not a party to the Pledge Agreement at the time it forms or acquires a Subsidiary, such Credit Party shall become a party to the Pledge Agreement pursuant to one or more instruments or agreements satisfactory in form and substance to the Security Trustee and the Required Holders simultaneously with the formation or acquisition of such Subsidiary, and (ii) if any Person described in clauses (a), (b) or (c) above has any existing Subsidiaries at the time it becomes a Credit Party, such Person shall become a party to the Pledge Agreement pursuant to one or more instruments or agreements satisfactory in form and substance to the Security Trustee and the Required Holders simultaneously with becoming a Credit Party.”

6.	Paragraph 6J of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“6J. [Intentionally Omitted]”

7.	Paragraph 6K of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“6K.           Leverage Ratio.  The Obligors shall maintain a maximum Leverage Ratio of not more than 2.50:1.00, calculated as of the end of each fiscal quarter of the Parent ending on or after October 31, 2010.”

Exhibit A

8.	The definition of “EBITDA” in paragraph 10B of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” shall mean, for any period in issue, the sum of, without duplication, income before income taxes for such period, plus, to the extent deducted in determining income for such period, Interest Charges, depreciation, amortization of tangible or intangible assets, plus (x) any non-cash charges relating to the impairment of goodwill and non-cash expenses in connection with stock-based compensation, extraordinary gains (or losses) and any gains (or losses) from the sale or disposition of assets other than in the ordinary course of business and (y) such other non-cash charges as the Required Holders may consent to in writing; all on a consolidated basis for the Parent and its Subsidiaries and all calculated in accordance with GAAP.

9.	The definition of “Minimum Debt Service Ratio” in paragraph 10B of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Debt Service Ratio” shall mean, on any date of determination, the ratio of (i) EBITDA for the period of four consecutive fiscal quarters then most recently ended, minus (A) Capital Expenditures made during such period, and (B) Restricted Payments during such period (but excluding Restricted Payments made in the form of dividends and stock buybacks, but only to the extent these Restricted Payments do not exceed the aggregate sum of $55,000,000 calculated beginning from December 15, 2010 until January 1, 2016), to (ii) the current portion of Consolidated Indebtedness (as determined as of such determination date), plus Interest Charges for the period of four consecutive fiscal quarters then most recently ended, in each case determined on a Pro Forma Basis.

10.	The definition of “Permitted Loans and Investments” in paragraph 10B of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Loans and Investments” shall mean (i) subject to paragraph 6D(vi) hereof, investments, loans and advances by any Credit Party and any of its Subsidiaries in and to Wholly-Owned Subsidiaries; (ii) capital stock of the Parent; (iii) investments in commercial paper and loan participations maturing within 270 days from the date of acquisition thereof having, at such date of acquisition, a rating of A-1 or P-1 or better from Standard & Poor's Corporation, Moody's Investors Service, Inc. or by another nationally recognized credit rating agency; (iv) direct obligations of, or obligations the principal of or interest on which are unconditionally guaranteed by the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) (or by any other foreign government of equal or better credit quality), in each case maturing within one year from the date of acquisition thereof; (v) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank which is (x) on the Federal Reserve Board’s list of the top 50 bank holding companies (or is a subsidiary thereof) or (y) to the extent not within (x), Citizens Bank (Michigan); (vi) fully collateralized repurchase agreements, having terms of less than 90 days, for government obligations of the type specified in (iv) above with a commercial bank or trust company meeting the requirements of (v) above; and (vii) investments in addition to those permitted by clauses (i) through (vi), including acquisitions of the assets or stock or other securities of any Person, provided, however, that (x) the amount paid for any acquisition of the assets or stock or other securities of any one Person and its affiliates and subsidiaries shall not exceed $30,000,000 (determined, with respect to the aggregate amount paid for such acquisition, including estimated earn out payments, determined in accordance with GAAP), (y) any such acquisition which shall be in an amount of $20,000,000 or greater (determined, with respect to the aggregate amount paid for such acquisition, including estimated earn out payments, determined in accordance with GAAP) shall require the submission by the Obligors, as a further condition of its being a part of the Permitted Loans and Investments, to the holders of Notes of a pro forma compliance certificate not less than fourteen days prior to the closing thereof and (z) the aggregate amount paid for any such acquisitions from all Persons on or after December 15, 2010 shall not exceed $150,000,000 in the aggregate (determined, with respect to the aggregate amount paid for such acquisitions, including estimated earn out payments, determined in accordance with GAAP) without having received the consent of the Required Holders and, prior to the expiration of the Issuance Period, Prudential, and any acquisitions not satisfying all of the requirements of this proviso shall be deemed, in their entirety, not to be Permitted Loans and Investments.

11.	The Shelf Agreement is hereby amended by deleting Schedule 3A(1) thereto and inserting Schedule 3A(1) attached hereto in lieu thereof.

Exhibit A

SCHEDULE 3A(1)

INITIAL SUBSIDIARY GUARANTORS AND PLEDGORS

Parent Company	Business	Jurisdiction of	Percent of
	Form	Organization	Ownership

Drew Industries Incorporated

Kinro, Inc.	Corp	Ohio	100%
c/o Kinro Texas LTD Partnership
4381 Green Oaks Blvd. West
Suite 200
Arlington, TX 76016

Lippert Tire & Axle, Inc.	Corp	Delaware	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Lippert Components, Inc.	Corp	Delaware	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Lippert Components, Inc.

Lippert Components Mfg, Inc.	Corp	Delaware	100%
2703 College Avenue
Goshen, IN 46528

Lippert Holding, Inc.	Corp	New York	100%
200 Mamaroneck Avenue
White Plains, NY 10601

Coil Clip, Inc.	Corp	Delaware	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

LD Realty, Inc.	Corp	Delaware	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Schedule 3A(1)

Parent Company	Business	Jurisdiction of	Percent of
	Form	Organization	Ownership

Lippert Components, Inc. (cont’d)

LTM Manufacturing L.L.C.	L.L.C.	Kansas	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Zieman Manufacturing Company	Corp	California	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Trailair, Inc.	Corp	Missouri	100%
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Kinro, Inc.

Kinro Holding, Inc.	Corp	New York	100%
200 Mamaroneck Avenue
Suite 301
White Plains, NY 10601

Kinro Manufacturing Inc.
c/o Kinro Texas LTD Partnership	Corp	Delaware	100%
4381 Green Oaks Blvd. West
Suite 200
Arlington, TX 76016

Lippert Tire & Axle, Inc.

Lippert Tire & Axle Holding, Inc.	Corp	New York	100%
200 Mamaroneck Avenue
Suite 301
White Plains, NY 10601

Lippert Tire & Axle	Partnership	Texas	1%
Texas Ltd Partnership	(General Partner)
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Schedule 3A(1)

Parent Company	Business	Jurisdiction of	Percent of
	Form	Organization	Ownership

Kinro Holding, Inc.

Kinro Texas Ltd Partnership	Partnership	Texas	99%
4381 Green Oaks Blvd West	(Ltd Partner)
Suite 200
Arlington, TX 76016

Kinro Tennessee Ltd	Partnership	Tennessee	99%
Partnership	(Ltd Partner)
311 Greenway Blvd
Dayton, TN 37321

BBD Realty Texas	Partnership	Texas	99%
Ltd Partnership
c/o Kinro Texas LTD Partnership	(Ltd Partner)
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

Kinro Manufacturing, Inc.

Kinro Texas Ltd Partnership	Partnership	Texas	1%
4381 Green Oaks Blvd West	(General Partner)
Suite 200
Arlington, TX 76016

Kinro Tennessee Ltd	Partnership	Tennessee	1%
Partnership	(General Partner)
311 Greenway Blvd
Dayton, TN 37321

BBD Realty Texas	Partnership	Texas	1%
Ltd Partnership	(General Partner)
c/o Kinro Texas LTD Partnership
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

Schedule 3A(1)

Parent Company	Business	Jurisdiction of	Percent of
	Form	Organization	Ownership

Kinro Manufacturing, Inc. (cont’d)

KM Realty, LLC	L.L.C.	Indiana	100%
c/o Kinro Texas LTD Partnership
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

KM Realty II, LLC	L.L.C.	Indiana	100%
c/o Kinro Texas LTD Partnership
4381 Green Oaks Blvd West
Suite 200
Arlington, TX 76016

Lippert Tire & Axle Holding, Inc.

Lippert Tire & Axle	Partnership	Texas	99%
Texas Ltd Partnership	(Ltd Partner)
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Lippert Components Mfg, Inc.

Lippert Components	Partnership	Texas	1%
Texas Ltd Partnership	(General Partner)
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Lippert Holding, Inc.

Lippert Components	Partnership	Texas	99%
Texas Limited Partnership	(Ltd Partner)
c/o Lippert Components Mfg, Inc.
2703 College Avenue
Goshen, IN 46528

Other

Zieman Manufacturing Company has an investment of $10,000 for one nonvoting redeemable preferred share for Arlington Insurance Company, Ltd. Segregated account #007.  Arlington is the off-shore captive for California Workers compensation through Liberty Mutual.

Schedule 3A(1)